SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

The Company evaluated all events up to the date of the issuance of the report and determined that below events that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.

On July 1, 2026, the 30,000 Ordinary Shares granted to the Company's President on December 29, 2025 vested.

On July 25, 2026, the Company spudded the K-29 well at the Kruh Block. The well reached a total measured depth of approximately 3,378 feet, and drilling operations were completed in August 2026. The Company has discovered good quality oil during testing operations